PROPERTY, PLANT AND EQUIPMENT ("PP&E")	12 Months Ended
Dec. 31, 2018
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT (PP&E)

5.	PROPERTY, PLANT AND EQUIPMENT ("PP&E")

Cost or deemed cost	Oil and natural gas assets	Other equipment	Total
Balance, December 31, 2016	$6,838.8	$90.8	$6,929.6
Additions to PP&E	120.7	0.8	121.5
Property acquisitions	0.1	—	0.1
Change in asset retirement obligations	9.3	—	9.3
Divestitures	(3,151.2)	(3.7)	(3,154.9)
Balance, December 31, 2017	$3,817.7	$87.9	$3,905.6
Additions to PP&E	66.7	0.9	67.6
Property acquisitions	0.2	—	0.2
Transfer from E&E	58.6	—	58.6
Change in asset retirement obligations	21.9	—	21.9
Balance, December 31, 2018	$3,965.1	$88.8	$4,053.9

Accumulated depletion, amortization and impairment losses	Oil and natural gas assets	Other equipment	Total
Balance, December 31, 2016	$3,882.7	$80.4	$3,963.1
Depletion and amortization for the period	204.4	3.2	207.6
Impairment	504.4	—	504.4
Divestitures	(1,871.2)	(2.5)	(1,873.7)
Balance, December 31, 2017	$2,720.3	$81.1	$2,801.4
Depletion and amortization for the period	160.4	1.9	162.3
Balance, December 31, 2018	$2,880.7	$83.0	$2,963.7

Net book value	Oil and natural gas assets	Other equipment	Total
As at December 31, 2017
Assets held for sale	$—	$—	$—
Long term	1,097.4	6.8	1,104.2
	$1,097.4	$6.8	$1,104.2
As at December 31, 2018
Assets held for sale	$16.0	$—	$16.0
Long term	1,068.4	5.8	1,074.2
	$1,084.4	$5.8	$1,090.2

For the year ended December 31, 2018, $1.7 million (December 31, 2017 – $2.3 million) of directly attributable general and administrative costs were capitalized to PP&E.
Pengrowth ceased capitalization of interest during the third quarter of 2018 due to the change in the development plan for Lindbergh. During the year ended December 31, 2018, $2.4 million (December 31, 2017 – $3.7 million) of interest was capitalized on the Lindbergh Project to PP&E using Pengrowth's weighted average cost of debt of 6.5 percent (December 31, 2017 – 5.7 percent).
For the year ended December 31, 2017, Pengrowth executed and completed a substantial asset disposition program in order to reduce indebtedness and focus on its key growth assets. As a result of these dispositions, approximately $3.2 billion of costs and $1.9 billion of accumulated depletion were removed from PP&E. Proceeds on disposition of approximately $910.2 million were collected in 2017 and an additional $20.0 million of deferred proceeds were collected in 2018 that had been setup in accounts receivable at December 31, 2017.
At December 31, 2018, there were $4.6 billion (December 31, 2017 - $4.9 billion) of future development costs related to Pengrowth's key growth assets.
ASSETS HELD FOR SALE
At December 31, 2018, Pengrowth presented $16.0 million of certain Southern Alberta conventional assets as assets held for sale, classified as current assets on the Consolidated Balance Sheets. The related ARO of $16.0 million was presented as liabilities associated with assets held for sale and classified as current liabilities on the Consolidated Balance Sheets. The disposition is expected to close in the first quarter of 2019. Cash proceeds on closing of the disposition were nominal.
IMPAIRMENT
At December 31, 2017, PP&E impairment charges of $504.4 million were recorded. Throughout 2017's asset dispositions, there were several instances where a purchase and sale agreement ("PSA") was signed subsequent to the respective quarter end for proceeds less than net book value therefore being an indicator of impairment. In these situations, where the sales price in a PSA was below the carrying amount, an impairment was recorded. In addition, remaining assets in the Southern and Northern CGUs were impaired down to nil based on the nominal value received for similar asset transactions and the Corporation's focus on Lindbergh and Groundbirch properties. At December 31, 2018 and 2017, impairment triggers were assessed to be present for the Montney CGU based on declines in natural gas prices, but no PP&E impairment was identified. Refer to Note 6 for further discussion.